                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                          LIBERTY ALL-STAR EQUITY FUND
                       LIBERTY ALL-STAR GROWTH FUND, INC.
                (Name of Registrant as Specified In Its Charter)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   4) Proposed maximum aggregate value of transaction:

   5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

   2) Form, Schedule or Registration Statement No.:

   3) Filing Party:

   4) Date Filed:

--------------------------------------------------------------------------------

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE

LIBERTY ALL-STAR EQUITY FUND

PLEASE MARK, SIGN DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED
ENVELOPE.

MARK BOX AT RIGHT FOR ADDRESS CHANGE AND NOTE NEW ADDRESS BELOW.

                              [ ]

CONTROL NUMBER:

Please be sure to sign and date this proxy.

                  Date________________

_____________________   ___________________
Shareholder sign here   Co-owner sign here

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR EACH ITEM BELOW. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGEMENT AS TO ANY OTHER MATTER.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING ITEMS:

1.   Proposal to approve a new investment advisory agreement.

For         Against          Abstain

[ ]          [ ]               [ ]


2a. Proposal to approve a new portfolio management agreement with Mastrapasqua & Associates, Inc.

For         Against          Abstain

[ ]          [ ]               [ ]


2b. Proposal to approve a new portfolio management agreement with Oppenheimer Capital.

For         Against          Abstain

[ ]          [ ]               [ ]


2c. Proposal to approve a new portfolio management agreement with Boston Partners Asset Management, L.P.

For         Against          Abstain

[ ]          [ ]               [ ]


2d. Proposal to approve a new portfolio management agreement with Westwood Management Corporation.

For         Against          Abstain

[ ]          [ ]               [ ]


2e. Proposal to approve a new portfolio management agreement with TCW Investment Management Company.

For         Against          Abstain

[ ]          [ ]               [ ]

Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

RECORD DATE SHARES:

                          LIBERTY ALL-STAR EQUITY FUND
                              PLEASE VOTE PROMPTLY
                       *********************************



Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The signers of this proxy hereby appoint William J. Ballou, Kevin M. Carome, Ellen Harrington, Russell L. Kane, Robert R. Leveille, Joseph R. Palombo, William R. Parmentier, Jr. and Vincent P. Pietropaolo each of them proxies of the signers, with power of substitution to vote at the Special Meeting of Shareholders to be held at Boston, Massachusetts, on Wednesday, September 26, 2001, and at any adjournments, as specified herein, and in accordance with their best judgement, on any other business that may properly come before this meeting.

AFTER CAREFUL REVIEW, THE BOARD OF TRUSTEES UNANIMOUSLY HAS RECOMMENDED A VOTE "FOR" ALL MATTERS.

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE

LIBERTY ALL-STAR GROWTH FUND, INC.

PLEASE MARK, SIGN DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED
ENVELOPE.

MARK BOX AT RIGHT FOR ADDRESS CHANGE AND NOTE NEW ADDRESS BELOW.
                              [ ]

CONTROL NUMBER:

Please be sure to sign and date this proxy.

                  Date________________

_____________________   ___________________
Shareholder sign here   Co-owner sign here

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR EACH ITEM BELOW. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGEMENT AS TO ANY OTHER MATTER.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING ITEMS:

1.   Proposal to approve a new investment advisory agreement.

For         Against          Abstain

[ ]          [ ]               [ ]


2f. Proposal to approve a new portfolio management agreement with TCW Investment Management Company.

For         Against          Abstain

[ ]          [ ]               [ ]

2g. Proposal to approve a new portfolio management agreement with William Blair & Company, L.L.C.

For         Against          Abstain

[ ]          [ ]               [ ]

2h. Proposal to approve a new portfolio management agreement with M.A. Weatherbie & Co., Inc.

For         Against          Abstain

[ ]          [ ]               [ ]

Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

RECORD DATE SHARES:

                       LIBERTY ALL-STAR GROWTH FUND, INC.
                              PLEASE VOTE PROMPTLY
                        *********************************





Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The signers of this proxy hereby appoint William J. Ballou, Kevin M. Carome, Ellen Harrington, Russell L. Kane, Robert R. Leveille, Joseph R. Palombo, William R. Parmentier, Jr. and Vincent P. Pietropaolo each of them proxies of the signers, with power of substitution to vote at the Special Meeting of Shareholders to be held at Boston, Massachusetts, on Wednesday, September 26, 2001, and at any adjournments, as specified herein, and in accordance with their best judgement, on any other business that may properly come before this meeting.

AFTER CAREFUL REVIEW, THE BOARD OF DIRECTORS UNANIMOUSLY HAS RECOMMENDED A VOTE "FOR" ALL MATTERS.